UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

NOBLE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Noble Energy Way

Houston, Texas 77070

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(281) 872-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units representing limited partner interests	NBLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 11, 2021, pursuant to the terms of the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) by and among Noble Midstream Partners LP, a Delaware limited partnership (the “Partnership”), Noble Midstream GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Chevron Corporation, a Delaware corporation (“Chevron”), Cadmium Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Chevron (“Holdings”), and Cadmium Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“Merger Sub”), Merger Sub merged with and into the Partnership (the “Surviving Entity”, and all such transactions described herein, the “Merger”). At the effective time of the Merger (the “Effective Time”), the Partnership became an indirect, wholly-owned subsidiary of Chevron.

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”), other than Partnership Common Units owned by Chevron and its subsidiaries (each, a “Public Common Unit”), converted into the right to receive 0.1393 of a share of common stock, par value $0.75 per share, of Chevron (the “Chevron Common Stock” and the shares of Chevron Common Stock issued in the Merger, the “Merger Consideration”). The General Partner’s non-economic general partner interest in the Partnership remained outstanding, and the General Partner continued as the sole general partner of the Surviving Entity.

Pursuant to the Merger Agreement, Chevron issued approximately 4.7 million shares of Chevron Common Stock to the holders of Partnership Common Units as Merger Consideration, as described above.

The Merger Agreement is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 5, 2021, which agreement is incorporated herein by reference. The foregoing summary of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Partnership, Chevron or their respective subsidiaries and affiliates.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated into this Item 3.01 by reference.

In connection with the closing of the Merger, the Partnership notified the Nasdaq Stock Market (“Nasdaq”) that (i) the Merger had been consummated and (ii) requested that Nasdaq (x) suspend trading of the Partnership Common Units prior to market open on May 11, 2021, (y) withdraw the Partnership Common Units from listing on Nasdaq and (z) file with the SEC a Form 25 notification of Removal from Listing and/or Registration to delist and deregister the Partnership Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Partnership intends to file a certification on Form 15 under the Exchange Act with the SEC requesting the deregistration of the Partnership Common Units under Section 12(g) of the Exchange Act and the suspension of the Partnership’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01 above and Item 5.02 below is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 above is incorporated into this Item 5.02 by reference.

In connection with the consummation of the Merger, as of the Effective Time, Andrew E. Viens, Hallie A. Vanderhider and Martin Salinas, Jr. stepped down from their respective roles as members of the Board of Directors of the General Partner (the “GP Board”). The decision of each of Mr. Viens, Ms. Vanderhider and Mr. Salinas to step down as a member of the GP Board was not the result of any disagreement with the General Partner or the Partnership on any matter relating to the operations, policies or practices of the General Partner or the Partnership.

As previously disclosed on the Partnership’s Form 8-K filed with the SEC on May 10, 2021, in connection with the consummation of the Merger, Thomas W. Christensen shall cease to serve as the Senior Vice President, Chief Financial Officer and Chief Accounting Officer of the General Partner effective June 4, 2021. The Board of Directors of the General Partner is appreciative of Mr. Christensen’s service to the General Partner and the Partnership, and Mr. Christensen’s departure is not the result of any disagreement on any matter, including in relation to the General Partner or the Partnership.

Item 7.01	Regulation FD Disclosure.

The Partnership and Chevron issued a joint press release on May 11, 2021 announcing, among other things, the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of the Exhibit

2.1*	Agreement and Plan of Merger, dated as of March 4, 2021, by and among Chevron Corporation, Cadmium Holdings Inc., Cadmium Merger Sub LLC, Noble Midstream GP LLC and Noble Midstream Partners LP (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (Date of Event: March 4, 2021) filed March 5, 2021 and incorporated herein by reference).

99.1	Press Release dated May 11, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Midstream Partners LP

By:	Noble Midstream GP LLC, its general partner

By:	/s/ Aaron G. Carlson
Name:	Aaron G. Carlson
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: May 11, 2021